UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: April 2, 2009
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commision File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders
(a) Approval of Amendment to Restated Certificate of Incorporation
On April 2, 2009, at the 2009 Annual Meeting of Stockholders of KB Home (the “Company”), the stockholders of the Company adopted an amendment to the Company’s Restated Certificate of Incorporation to help protect the tax benefits of the Company’s net operating losses. Adoption of the amendment was proposed to stockholders in the Company’s proxy statement for the Annual Meeting. The amendment contains provisions that generally restrict direct and indirect transfers of the Company’s common stock if such transfers would affect the percentage of stock that a five-percent or greater stockholder is deemed to own. The amendment also includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from the restricted purchases. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate of Incorporation of the Company, as amended, which is attached as Exhibit 3.1 and is incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Adoption of Annual Incentive Plan for Executive Officers
On April 2, 2009, at the Company’s 2009 Annual Meeting of Stockholders, the stockholders of the Company also approved an Annual Incentive Plan for Executive Officers (the “Plan”) that enables the Company to pay performance-based cash incentives to the Company’s executive officers that could qualify for tax deductibility under Section 162(m) of the Internal Revenue Code. Among other things, the Plan contains a list of performance measures and targets that may be used for awards and a limit on benefits that may paid under the Plan to any executive officer in any fiscal year. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

3.4	Restated Certificate of Incorporation, as amended.

10.51*	KB Home Annual Incentive Plan for Executive Officers, filed as Attachment C to the Company’s Proxy Statement on Schedule 14A for the 2009 Annual Meeting of Stockholders, is incorporated by reference herein.

*	Management contract or compensatory plan or arrangement in which executive officers are eligible to participate.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 7, 2009

KB Home
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.4	Restated Certificate of Incorporation, as amended.

10.51*	KB Home Annual Incentive Plan for Executive Officers, filed as Attachment C to the Company’s Proxy Statement on Schedule 14A for the 2009 Annual Meeting of Stockholders, is incorporated by reference herein.

*	Management contract or compensatory plan or arrangement in which executive officers are eligible to participate.